DECHERT PRICE & RHOADS
Thomas F. Munno
30 Rockefeller Plaza
New York, New York 10112
Telephone: (212) 698-3513
Facsimile: (212) 698-3599

IRELL & MANELLA
Richard B. Kendall (90072)
Bruce A. Wessel (116734)
1800 Avenue of the Stars, Suite 900
Los Angeles, California 90067-4276
Telephone: (310) 277-1010
Facsimile: (310) 203-7199

Attorneys for Defendant and
Counterclaimant
RIVIERA HOLDINGS CORPORATION


                          UNITED STATES DISTRICT COURT

                         CENTRAL DISTRICT OF CALIFORNIA

                                WESTERN DIVISION


------------------------------------------
                                          )
ALLEN E. PAULSON, et al.,                 )     Case No. 98-2644 ABC (AIJ)
                                          )
                   Plaintiffs,            )     SETTLEMENT BAR
                                          )     ORDER AND FINAL JUDGMENT
vs.                                       )
                                          )
JEFFERIES & COMPANY, INC., et al.,        )
                                          )
                  Defendants.             )
                                          )
------------------------------------------
                                          )
RIVIERA HOLDINGS CORPORATION,             )
a Nevada Corporation,                     )
                                          )
                  Counterclaimant,        )
                                          )
vs.                                       )
                                          )
ALLEN E. PAULSON, an individual; and      )
R&E GAMING CORP., a Delaware              )
Corporation,                              )
                                          )
     Counterdefendants.                   )
                                          )
------------------------------------------

         Defendant and counterclaimant Riviera Holdings Corporation (the "Settling Defendant") is party to a Settlement Agreement dated as of July 2, 1999 (the "Settlement") with plaintiffs and counterdefendants Allen E. Paulson and R&E Gaming Corp, and with plaintiffs Riviera Acquisition Sub, Inc., Elsinore Acquisition Sub, Inc. and Carlo Corporation (collectively, the "Paulson Plaintiffs"). Based on this Settlement, the Settling Defendant has moved for entry of a bar order and final judgment ("Settlement Bar Order") dismissing and prohibiting certain claims against the Settling Defendant and dismissing and prohibiting certain counterclaims against the Paulson Plaintiffs. A hearing on this motion having been held before this Court on October 4, 1999; each of the non-settling defendants served with process in this action having been given an opportunity to be heard after due notice; this Court having considered the motion, all oppositions and other submissions and arguments by counsel, and the pleadings, files, records and proceedings and hearings in this action; and this Court otherwise being fully advised and informed; this Court enters the following Order:

         THE COURT, GOOD CAUSE APPEARING, HEREBY ORDERS, FINDS, CONCLUDES, ADJUDGES AND DECREES THAT:

         1. The Settlement between the Paulson Plaintiffs and the Settling Defendant is hereby entered. The terms used in this Settlement Bar Order shall have the same meanings as defined in the Settlement except as otherwise specified herein.

         2. This Court has jurisdiction over the subject matter of this litigation and all claims raised in this action, and, for purposes of this Settlement Bar Order, over all of the Settling Parties and the Non-Settling Defendants.

         3. Pursuant to the Settlement and the Private Securities Litigation Reform Act of 1995 (the "PSLRA"), 15 U.S.C. ss.78u-4(f)(7)(A), the Paulson Released Claims and the RHC Released Counterclaims are hereby dismissed with prejudice and are extinguished, discharged and otherwise satisfied.

         4. Pursuant to the PSLRA, 15 U.S.C. ss.78u-4(f)(7)(A)(i), all claims, actions, allegations, causes of action, demands or rights or claims, however denominated, seeking contribution as that term is defined for purposes of the PSLRA, or seeking indemnification for claims arising under the federal securities laws or for state law claims arising out of the transactions underlying the Paulson Plaintiffs' federal securities law claims, by any person, including but not limited to the Non-Settling Defendants, against the Settling Defendant and persons or entities in privity with the Settling Defendant, which are based upon or which seek recovery of liability or damages ascertained or obtained against any Non-Settling Defendant (either directly or indirectly) in favor of any of the Paulson Plaintiffs and arising in any way out of this action, are hereby extinguished, discharged and otherwise satisfied. Expressly excluded from this provision is a claim made on an express contractual undertaking to provide indemnification and indemnification claims that are independent of the Paulson Plaintiffs' federal securities claims. This exclusion is without prejudice to any available defenses to such claims.

         5. Pursuant to the PSLRA, 15 U.S.C. ss.78u-4(f)(7)(A)(ii), all claims, actions, allegations, causes of action, demands or rights or claims, however denominated, seeking contribution as that term is defined by the PSLRA, or seeking indemnification for claims arising under the federal securities laws or state law claims arising out of the transactions underlying the Paulson Plaintiffs' federal securities law claims, by the Settling Defendant and persons or entities in privity with the Settling Defendant against any person (excepting only those persons whose liability has been extinguished by the settlement of the Settling Defendant) which are based upon or which seek recovery of liability (in whole or in part) resulting or arising in any way (either directly or indirectly) from the Paulson Released Claims, are hereby extinguished, discharged and otherwise satisfied. Expressly excluded from this provision is a claim made on an express contractual undertaking to provide indemnification and indemnification claims that are independent of the Paulson Plaintiffs' federal securities claims. This exclusion is without prejudice to any available defenses to such claims.

         6. All persons, including but not limited to the Paulson Plaintiffs, the Settling Defendant and the Non-Settling Defendants, and each of them, are fully and forever barred and enjoined from instituting or prosecuting, either directly or indirectly, any and all claims and matters set forth in Paragraphs 3, 4 and 5 above.

         7. Subject only to the conditions set forth in the following sub-paragraph 7(a), pursuant to the PSLRA, 15 U.S.C. ss.78u-4(f)(7)(B), the Paulson Plaintiffs shall reduce the amount of any final verdict or judgment obtained against any of the Non-Settling Defendants by the greater of: (i) an amount that corresponds to the percentage of responsibility of the Settling Defendant and the RHC Related Parties, or (ii) the amount paid to the Paulson Plaintiffs by RHC under the Settlement, which amount shall be determined by the Court.

         a. The Court retains jurisdiction to make a determination that apportionment of liability to the Settling Defendant is inappropriate or that the portion or percentage of liability that any Non-Settling Defendant seeks to attribute to the Settling Defendant is inappropriate or incorrect in any respect or manner. The Court also retains jurisdiction to determine the "amount paid" to the Paulson Plaintiffs by the Settling Defendant pursuant to 15 U.S.C. 78u-4(f)(7)(B)(ii).

         8. Without in any way affecting the finality of this Settlement Bar Order, the Court reserves jurisdiction over the litigation, this action, the Paulson Released Claims, the RHC Released Counterclaims, the Paulson Plaintiffs, the Settling Defendant and all of the Non-Settling Defendants for the purposes of enforcing and administering this Settlement Bar Order.

         9. Any finding of fact made in this Settlement Bar Order shall also be deemed a conclusion of law, and any conclusion of law made in this Settlement Bar Order shall also be deemed a finding of fact.

         10. This Court determines that there is no just reason for delay of the entry of the Settlement Bar Order because, inter alia: (i) this Settlement Bar Order fully disposes of the claims of the Paulson Plaintiffs and the Non-Settling Defendants against the Settling Defendant, (ii) any factual or legal issues raised on possible appeal from this Settlement Bar Order would likely be different from those, remaining in the case against the Non-Settling Defendants, (iii) the Paulson Plaintiffs would be harshly and unjustly prejudiced should this Settlement Bar Order not be entered forthwith, (iv) the Settling Defendant would be harshly and unjustly prejudiced should this Settlement Bar Order not be entered forthwith, and (v) the Contingent Value Rights Holders would be harshly and unjustly prejudiced from delay in the disbursement of their portion of the Escrow Consideration should this Settlement Bar Order not be entered forthwith.

         Accordingly, the Court hereby directs entry of this Settlement Bar Order as a final judgment pursuant to Rule 54(b) of the Federal Rules of Civil Procedure.

IT IS SO ORDERED.


Dated: October 7, 1999

                                        /s/ Audrey B. Collins
                                        -------------------------------
                                        THE HONORABLE AUDREY B. COLLINS
                                        UNITED STATES DISTRICT JUDGE


Submitted by:


IRELL & MANELLA LLP
Richard B. Kendall
Bruce A. Wessel
1800 Avenue of the Stars, Suite 900
Los Angeles, CA 90067-4276
(310) 277-1010

-and-

DECHERT PRICE & RHOADS
Thomas F. Munno
30 Rockefeller Plaza
New York, New York 10112
(212) 698-3500

Attorneys for Defendant and Counterclaimant
Riviera Holdings Corporation

                          Riviera Holdings Corporation
                                Stock Repurchases
                                  October 1999



Shares outstanding June 30, 1999 per Form 10Q        5,067,676

Repurchase of Paulson shares 10/12/99                 (463,655)
                                                  ------------

                                                     4,604,021

Repurchase of SunAmerica, (AIG) shares 10/14/99        (81,000)
                                                  ------------

Shares outstanding after repurchase of
SunAmerica shares on 10/14/99                        4,523,021
                                                  ============


Sunamerica ownership:                                # Shares           %
                                                                   ------------
                                                  -----------
     As of 6/30199                                    756,920         14.94%
                                                  -----------
     As of 10/12/99                                   756,920         16.44%
     Repurchase 10/14/99                              (81,000)
                                                  -----------
     As of 10/14/99                                   675,920         14.94%
                                                  ===========


Acquisition cost at $7.50 per share as agreed      $607,500.00